Exhibit 10.1

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of February 4, 2016 (the “Agreement”), is entered into  by and between  MOBETIZE CORP.,  a Nevada  corporation (the  “Company”),  and Ajay Hans  (the

“Stockholder”).

WITNESSETH:

WHEREAS,  Stockholder  is  the  owner  of  an  aggregate  of  Eight  Million  Six  Hundred  and  Forty  Six

Thousand Four Hundred and Eighty One (8,646,481) shares of common stock,  par value $0.001 per share

(the “Common Stock”), of the Company;

WHEREAS,  Stockholder  wishes  to  exchange  Four  Million  Five  hundred  and  Sixty  Five  Thousand

(4,565,000)  shares of Common  Stock of the Company for an aggregate of  Four Million Five hundred  and

Sixty  Five  Thousand  (4,565,000)  shares  of  Series  A  Preferred  Stock,  par  value  $0.001  per  share  (the

“Series  A  Preferred  Stock”),  of  the  Company on  a  1-for-1  basis  (i.e.,  1  share  of  Series  A  Preferred  Stock for each share of Common Stock) (the “Share Exchange”); and

WHEREAS,  Stockholder  and  the  Company  wish  to  effectuate  the  Share  Exchange  pursuant  to  Section

3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration for the foregoing, the parties hereto agree as follows:

1.

Stockholder and the Company hereby agree to exchange Four Million Five hundred and Sixty Five

Thousand  (4,565,000)  shares  of  Common  Stock  (the  “Common  Shares”)  held  by  Stockholder  for  Four

Million  Five  hundred  and  Sixty  Five  Thousand  (4,565,000)  shares  of  Series  A  Preferred  Stock  (the

“Preferred Shares”) of the Company pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended

(the “Securities Act”).

2.

Concurrently  with  the  execution  and  delivery  of  this  Agreement,  Stockholder  shall  deliver  to  the

Company one or more certificates evidencing the Common Shares, with duly endorsed Stock Power(s), for cancellation  and  return  to  the  Company’s  authorized  share  capital  and  the  Company shall  promptly issue one or more certificates evidencing the Preferred Shares to Stockholder.

3.

Stockholder represents and warrants to, and covenants and agrees with the Company as follows:

a.

Stockholder  is  authorized  to  enter  into  this  Agreement  and  to  consummate  the  Share

Exchange.

b.

Stockholder  has  not  given  anything  nor  will  give  anything  in  exchange  for  the  Preferred

Shares other than the Shares.

c.

Stockholder  is  exchanging  the  Shares  for  the  Preferred  Shares  for  its  own  account  for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

d.

Stockholder  is  (i)  an  “accredited  investor”  as  defined  under  Rule  501(a)  of  Regulation  D promulgated  under  the  Securities  Act,  and  (ii)  experienced  in  making  investments  of  the kind  described  in  this  Agreement  and  the  related  documents,  (iii)  able  to  protect  its  own interests  in  connection  with  the  transactions  described  in  this  Agreement,  and  the  related documents,  and  (iv)  able  to  afford  the  entire  loss  of its  investment  in  the  securities  of the

Company.

Exhibit 10.1

4.

Stockholder   and   the   Company   hereby   represent   and   warrant   that   no   commission   or   other

remuneration has been paid or given directly or indirectly for the solicitation of the Share Exchange.

5.

The  Company  represents  and  warrants  that  it  is  authorized  to  enter  into  this  Agreement  and  to consummate  the  Share  Exchange  and  that  the  Preferred  Shares,  when  issued  in  accordance  with  this

Agreement, shall be fully paid, validly issued, and non-assessable, and not subject to any pre-emptive rights or any liens, claims, equities, encumbrances, or security interests or any restrictions on the transfer thereof other than those set forth in this Agreement, the Certificate of Designations of the Series A Preferred Stock

of Mobetize Corp. or imposed by law.

6.

This  Agreement  shall  be  governed  by and  interpreted  in  accordance  with  the  laws  of  the  State  of

Nevada. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

This  Agreement  may  be  signed  in  one  or  more  counterparts,  each  of  which  shall  be  deemed  an  original.

The  headings  of  this  Agreement  are  for  convenience  of  reference  and  shall  not  form  part  of,  or  affect  the interpretation  of,  this  Agreement.  If  any provision  of  this  Agreement  shall  be  invalid  or  unenforceable  in any  jurisdiction,  such  invalidity  or  unenforceability  shall  not  affect  the  validity  or  enforceability  of  the remainder  of  this  Agreement  or  the  validity or  enforceability of  this  Agreement  in  any  other  jurisdiction.

This Agreement may be  amended only by an instrument in writing signed by the party to be charged with enforcement.  This  Agreement,  and  the  Common  Shares  attached  hereto,  contains  the  entire  agreement  of the  parties  with  respect  to  the  subject  matter  hereto,  superseding  all  prior  agreements,  understandings  or discussions.

7.

This Agreement  may be  executed in  two  or  more  counterparts, each  of  which  shall  be  deemed  an original, but all of which taken together shall constitute one and the same instrument. Telecopied or email

(via PDF) signatures shall be deemed to have the same effect as an original.

IN WITNESS WHEREOF, the Company and Stockholder have caused this Agreement to be executed by their duly authorized representatives on the date as first written above.

MOBETIZE CORP.

By: /s/ Malik Ladki

Malik Ladki

Chairman of the Board of Directors

on behalf of the Board of Directors

STOCKHOLDER:

/s/ Ajay Hans

Ajay Hans

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